                             QUAKER INVESTMENT TRUST

      Supplement dated January 31, 2006 to the Prospectus and Statement of
    Additional Information dated October 28, 2005 for Quaker Investment Trust

This Supplement to the Prospectus and Statement of Additional  Information dated
October 28, 2005 for the Class A, B, C and Institutional  Class Shares of Quaker
Fixed Income Fund ("Fixed Income  Fund"),  a series of Quaker  Investment  Trust
(the  "Trust")  and the  Class A, C and  Institutional  Class  Shares  of Quaker
Small-Cap  Trend Fund ("Trend  Fund"),  also a series of the Trust, is to notify shareholders, potential investors and other interested parties that the Board of
Trustees of the Trust  ("Board"),  at a meeting of the Board held on January 17,
2006, in  consultation  with the investment  adviser to the Funds,  Quaker Funds
Inc.  ("QFI"),  has determined it to be in the best interest of the Fixed Income
Fund and the Trend Fund (individually,  a "Fund" and together,  the "Funds") and its  shareholders to liquidate the Funds.  In view of the proposed  liquidation, the  Trust  has  discontinued  all new  shares  of the  Funds  and is no  longer accepting purchase orders for shares of either of the Funds.

The Board has also unanimously  approved,  in consultation  with QFI, subject to approval by the  shareholders  of the relevant Fund, the  discontinuance  of the
Funds'  operations  and  liquidation  of the portfolio of each of the Funds.  If shareholders  of a Fund vote to liquidate,  it is expected that the Fund will be liquidated  on or before June 30, 2006. If  shareholders  of a Fund vote against liquidation, that Fund will temporarily remain operational.

Shareholders  should direct any questions about individual accounts to the Trust at 800-220-8888.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE